Exhibit 10.29

                       ADDENDUM TO BUSINESS LOAN AGREEMENT

This Addendum to the Business Loan Agreement is entered into in Melbourne, Florida, as of the 7th day of November, 2000, by and between The Huntington National Bank (the "Bank") and the undersigned.

WITNESSETH:

WHEREAS,  the undersigned  executed and delivered to the Bank a certain Business
Loan  Agreement  (the  "Agreement")   dated  11/7/2000  and  the  Bank  and  the
undersigned desire to amend the Agreement as set forth herein.

(1) The section titled "Effect of an Event of Default" shall be amended to read as follows:

If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available by law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

(2) All terms and conditions of the Agreement not specifically amended herein are hereby confirmed and ratified. This Addendum does not constitute a discharge or novation of the Agreement or any other documents executed in connection with the Agreement, as modified, and such documents shall continue in full force and effect and shall be fully binding upon all parties hereto.

IN WITNESS WHEREOF, the undersigned has executed this Addendum to Business Loan Agreement as of the date first written above.

Borrower:

EXIGENT INTERNATIONAL, INC.

By:  /s/ Sally H. Ball
   -----------------------------------------------------------
      Sally H. Ball, Executive V.P./Treasurer